******************** PRELIMINARY INFORMATION ONLY ************************



                          Marketing Memorandum for
                    Vanderbilt Mortgage and Finance, Inc.,
              Manufactured Housing Contract, Senior/Subordinate
                   Pass-Through Certificates, Series 1998-A



---------------------------------------------------------------------------

GROUP I CERTIFICATES:
$ (43,650,000.00) Class IA-1  Fixed Rate Certificates -  (1M LIBOR + XX bps)
$ (33,810,000.00) Class IA-2  Fixed Rate Certificates -  (%)
$ (25,000,000.00) Class IA-3  Fixed Rate Certificates -  (%)
$ (10,790,000.00) Class IA-4  Fixed Rate Certificates -  (%)
$ (11,265,000.00) Class IA-5  Fixed Rate Certificates -  (%)
$ (12,148,000.00) Class IA-6  Fixed Rate Certificates -  (%)
$ ( 9,111,000.00) Class IB-1  Fixed Rate Certificates -  (%)
$ ( 6,074,000.00) Class IB-2  Fixed Rate Certificates -  NOT OFFERED

GROUP II CERTIFICATES:
$ (51,883,000.00) Class  IIA-1 Adjustable Rate Certificates -
  (1M  LIBOR + XX bps)
$ ( 8,022,000.00) Class IIB-1 Adjustable  Rate Certificates -
  (1M LIBOR +  XX bps)
$ ( 3,585,000.00) Class  IIB-2 Adjustable Rate Certificates -
  (1M  LIBOR + XX bps)
$ ( 4,779,000.00) Class IIB-3 Adjustable Rate Certificates - NOT OFFERED
---------------------------------------------------------------------------

The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1998-A transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results.

You are cautioned that there is no universally accepted method for analyzing financial instruments.

You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.



******************** PRELIMINARY INFORMATION ONLY ************************

             Vanderbilt Mortgage and Finance, Inc., Series 1998-A
                        Preliminary Marketing Memo

Title of Securities:     VMF 1998-A,  Class  IA-1, Class  IA-2,  Class  IA-3,
                         Class IA-4, Class  IA-5, Class IA-6, Class  IB-1 and
                         Class IB-2  Fixed Rate Group  Certificates and Class
                         IIA-1,Class  IIB-1,  Class  IIB-2  and  Class  IIB-3
                         Adjustable Rate Group Certificates

Seller:                  Vanderbilt Mortgage and Finance, Inc.

Servicer:                Vanderbilt Mortgage and Finance, Inc.

Trustee:                 The Chase Manhattan Bank


                              CREDIT ENHANCEMENT
                              ------------------
                              1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

Excess Interest:         Excess interest  cashflows from  each group will  be
                         available as credit enhancement for the related group.

Overcollateralization:   The credit  enhancement provisions of the  Trust are
                         intended  to provide for the limited acceleration of
                         the senior Certificates relative to the amortization
                         of the  related collateral,  generally in the  early
                         months of the transaction.  Accelerated amortization
                         is  achieved by  applying excess  servicing and  the
                         servicing fee (while VMF is the servicer)  collected
                         on the collateral to the payment of principal on the
                         Senior  Certificates, resulting  in the build  up of
                         overcollateralization ("O/C").   By paying  down the
                         principal  balance of  the certificates  faster than
                         the   principal  amortization   of  the   respective
                         collateral pool, an  O/C amount equal to  the excess
                         of the aggregate principal balance of the collateral
                         pool  over  the  principal balance  of  the  related
                         Certificates  is created.   Excess cashflow  will be
                         directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

               FIXED RATE CERTIFICATES
               NA

               ADJUSTABLE RATE CERTIFICATES
               Initial Deposit: (0.00%)      Target: (3.75%)



               These O/C percentages are subject to step-downs beginning in month (61) if the Subordinate Class Principal distribution tests are met.

Cross-
Collateralization:  Excess spread from each of the two collateral groups,  if not needed to credit enhance its own group will be available to credit enhance the other group.

Subordination:

          GROUP I (Fixed)     GROUP II (Adjustable)
               -------             --------
Class IA-1 - IA-5 + IIA-1 (Aaa/AAA)     (18.00)%       (24.00)%
Class IA-6 + IIB-1        (Aa3/AA-)     (10.00)%       (12.25)%
Class IB-1 + IIB-2        (Baa2/BBB)    ( 4.00)%       ( 7.00)%
Class IB-2 + IIB-3        (N/A)


Class Sizes:   GROUP I             GROUP II
               -------             --------


          Class IA-1 - IA-5 + IIA-1 (Aaa/AAA)     (82.00)%       (76.00)%
          Class IA-6 + IIB-1        (Aa3/AA-)     ( 8.00)%       (11.75)%
          Class IB-1 + IIB-2        (Baa2/BBB)    ( 6.00)%       ( 5.25)%
          Class 1B-2 + IIB-3        (N/A)         ( 4.00)%       ( 7.00)%
               O/C                     NA                (0 to 3.75)%


      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1998-A
                          Preliminary Marketing Memo
---------------------------------------------------------------------------
                            Fixed-Rate Group
                               **CERTIFICATE**
                               **NOT OFFERED**

Class     Class     Class     Class     Class     Class     Class     Class
I A-1     I A-2     I A-3     I A-4     I A-5     I A-6     I B-1     I B-2

Amount(000):
(43,650     33,810    25,000    10,790    11,265    12,148     9,111   6,074)

Coupon:
(1ML     XXX   XXX      XX    XX       XX    XX       XXX)      (+ (XX) bps

Approx. Price:
(<-----------------------------TBD--------------------------------------->)

Y i e l d ( % ) :
(<-----------------------------TBD--------------------------------------->)

Spread:
(<-----------------------------TBD--------------------------------------->)

Avg Life
(1.00     3.00 5.00   7.00     8.85        10.72        6.62        10.27)

To Call:
Avg Life


(1.00     3.00 5.00   7.00     8.85        13.00        6.62        15.01)

To Mat.:

1st Prin Pymt:
(3/07/98     04/07/00  03/07/02   06/07/04   12/07/05   06/07/08   03/07/03
 11/07/06)

Last Prin Pmt
  To 10% Call:
(04/07/00   03/07/02   06/07/04   12/07/05    06/07/08 12/07/08   11/07/06
 12/07/08)

Last Prin Pmt
  To Mat.:
(04/07/00   03/07/02  06/07/04    12/07/05   06/07/08   03/07/15  11/07/06
 11/07/27)

Stated Mat:
(08/07/03  11/07/06   10/07/11    06/07/14   01/07/18  02/07/28   04/07/13
 02/07/28)

Expected
Settlement:
(<-------------------------------(03/5/98)------------------------------->)

Pymt Delay:         0 days
(<---------------------------- 6 days ---------------------------------->)

Interest Pmt
Act/360   30/360  30/360   30/360   30/360   30/360   30/360    30/360
Basis:

Dated Date:         (   0   3   /   0   5   /   9   8   )
(<----------------------------(02/01/98)-------------------------------->)

Ratings:
Aaa/AAA  Aaa/AAA  Aaa/AAA   Aaa/AAA  Aaa/AAA   Aa3/AA-    Baa2/BBB    N/A
(Moody's/Fitch)

Pricing Date:       ()

Prepayment Speed:   200% MHP

Total Group Size:   ($151,848,000)

Class IA-1 Pass
Through Rate:       The Class I  A-1 Pass Through Rate will  equal the lesser
                    of   i) One Month LIBOR plus (TBD%)  and ii) the weighted
                    average gross coupon of the contracts less the (1.25%) servicing fee.


Servicing Fee:      For as long as Vanderbilt is the servicer,  the servicing
                    fee  of (1.25)% per  annum is subordinate  to the Offered
                    Certificates on a monthly basis.


           THIS PAGE MUST  BE ACCOMPANIED BY  A DISCLAIMER.   IF YOU DID  NOT
RECEIVE   SUCH  A  DISCLAIMER,  PLEASE  CONTACT  YOUR  PRUDENTIAL  SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1998-A


                          Preliminary Marketing Memo

Cashflow Priority:

PRICING BASE CASE
CLASS I B DISTRIBUTION
TEST IS MET:

            1) Current interest  and any previously unreimbursed  interest to
               Classes I A-1 - I A-5;
            2) Senior  percentage  of  principal   payments  sequentially  to
               Classes I A-1, I A-2, I A-3, I A-4, and I A-5 until such class is reduced to zero;
            3) Current interest and any  previously unreimbursed interest  to
               Class I A-6 Certificates;
            4) Senior percentage of  principal payments to Class  I A-6 until such class is reduced to zero;
            5) Current interest  and any previously unreimbursed  interest to
               Class I B-1 Certificates;
            6) Class  I B  percentage of  principal payments  to Class  I B-1 until such class is reduced to zero;
            7) Current  interest and any  previously unreimbursed interest to
               Class I B-2 Certificates;
            8) Class  I B  percentage of  principal payments  to Class  I B-2 until such class is reduced to zero;
            9) Excess cashflow  to fund  any Available  Funds shortfall  with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
           10) Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
           11) As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
           12) Any remainder to the Class R Certificates.
          __________________________________________________
          |     |     |          |        |       |        |
          |I A-1|I A-2|  I A-3   | I A-4  | I A-5 | I A-6  |
          |     |     |          |        |       |        |
          |_____|_____|__________|________|_______|________|
          |///////////////////|              |             |
          |///////////////////|    I B-1     |    I B-2    |
          |///////////////////|              |             |
          --------------------------------------------------
          5 yrs

CLASS I B DISTRIBUTION TEST IS NOT MET:
            1) Current interest and  any previously unreimbursed  interest to
               Classes I A-1 - I A-5 Certificates;
            2) 100%  of principal payments  sequentially to Classes  I A-1, I
               A-2, I  A-3, I A-4, and I  A-5 until such class  is reduced to zero;
            3) Current interest  and any previously  unreimbursed interest to
               Class I A-6 Certificates;
            4) 100% of principal payments to Class I A-6  until such Class is reduced to zero;
            5) Current interest and any  previously unreimbursed interest  to
               Class I B-1 Certificates;
            6) 100% of principal payments to Class  I B-1 until such Class is reduced to zero;
            7) Current interest  and any previously unreimbursed  interest to
               Class I B-2 Certificates;
            8) 100% of  principal payments to Class I B-2 until such Class is reduced to zero;
            9) Excess cashflow  to fund  any Available  Funds shortfall  with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
           10) Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
           11) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
           12) Any remainder to the Class R Certificates.
     _________________________________________________________________
     |       |       |       |       |       |       |       |       |
     |       |       |       |       |       |       |       |       |
     | I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I A-6 | I B-1 | I B-2 |
     |       |       |       |       |       |       |       |       |
     |_______|_______|_______|_______|_______|_______|_______|_______|

           THIS PAGE MUST  BE ACCOMPANIED BY  A DISCLAIMER.   IF YOU DID  NOT
RECEIVE   SUCH  A  DISCLAIMER,  PLEASE  CONTACT  YOUR  PRUDENTIAL  SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



********************* PRELIMINARY INFORMATION ONLY ************************

             Vanderbilt Mortgage and Finance, Inc., Series 1998-A
                          Preliminary Marketing Memo

Class I B Distribution

Test:

The Class I B Distribution Test is met if:
           1)  Remittance Date is on or after March 2003
           2)  Class I B  Percentage is at least  (17.500) % (which is   1.75
               times the original Class I B Percentage)
           3) Cumulative Realized Losses do not exceed 7% for year 2003, 8% for year 2004, and 9% for year 2005 and beyond of the Original Principal Balance of the Contracts
           4)  Current Realized Loss Ratio does not exceed 2.75%
           5)  Average 60 Day Delinquency Ratio does not exceed 5%
           6)  Average 30 Day Delinquency Ratio does not exceed 7%
           7)  Class  I  B-2   Principal  Balance  must  not   be  less  than
               ($3,036,000) (which represents approximately 2% of the Total Original Group I Pool Principal Balance).



           THIS PAGE  MUST BE ACCOMPANIED  BY A DISCLAIMER.   IF YOU  DID NOT
RECEIVE   SUCH  A  DISCLAIMER,  PLEASE  CONTACT  YOUR  PRUDENTIAL  SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




********************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1998-A
                          Preliminary Marketing Memo

---------------------------------------------------------------------------

                         Adjustable-Rate Certificates


                               **CERTIFICATE**
                               **NOT OFFERED**

          Class          Class          Class          Class
          II A-1    II B-1    II B-2    II B-3



---------------------------------------------------------------------------
Amount(000):        (51,883        8,022          3,585          4,779)

Coupon:             1ML+ (XX)      1ML+ (XX)     1ML+ (XX)      1ML+ (XX)


Approx. Price:
(<----------------------TBD--------------------------------)

Spread:
(<----------------------TBD--------------------------------)

Avg Life
To Call:       (3.60           5.91           8.14            10.58)

Avg Life
To Mat:        (3.77           5.91           8.14            12.26)


1st Prin Pymt:      (03/07/98       03/07/03       02/07/05    09/07/07)

Last Prin Pmt
  To 10% Call:      (12/07/08       02/07/05       09/07/07    12/07/08)

Exp Mat:             (05/07/13       02/07/05       09/07/07   04/07/14)

Stated Maturity:     (02/07/28       08/07/12       08/07/13   02/07/28)

Expected
Settlement:
(<------------------------03/5/98------------------------->)

Pymt Delay:         0 Days         0 Days         0 Days         0 Days

Dated Date:         (03/05/98)     (03/05/98)     (03/05/98)     (03/05/98)

Rating:             Aaa/AAA   Aa3/AA-        Baa2/BBB   N/A
(Moody's/Fitch)

Pricing Date:       ()

Prepayment Speed:        225% MHP

Total Group Size:        ($68,269,000)

Group II Pass
Through Rate:       The Group II  Pass Through Rate will equal  the lesser of
                    i) One Month LIBOR plus (TBD%) and ii) the Net Funds Cap as described herein.

Coupon Step up:     If the 10% Clean-Up Call  is not exercised, the coupon on
                    the Class Adjustable  Rate Certificates : IIA-1   - shall
                    increase by (2x) the respective margins

                    IIB-1  - shall increase by an additional  (50 BP)
                    IIB-2  - shall increase by an additional  (50 BP)
                    IIB-3  - shall increase by an additional  (50 BP)


Net Funds Cap:      The difference between the  a) collateral WAC and b)  the
                    sum of  i) if  the OC is  less than  its target,  (0.75)%
                    spread cushion, and ii) if the Company is no longer the Servicer, (1.25)%.

Net Funds Cap
Carryover:          If  on any Payment Date the Group II Certificate interest
                    distribution   amount  is   less   than   the  Group   II
                    Pass-Through Rate (which is subject to a maximum equal to the Weighted Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid.


           THIS PAGE MUST  BE ACCOMPANIED BY  A DISCLAIMER.   IF YOU DID  NOT
RECEIVE   SUCH  A  DISCLAIMER,  PLEASE  CONTACT  YOUR  PRUDENTIAL  SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



*********************** PRELIMINARY INFORMATION ONLY **********************

             Vanderbilt Mortgage and Finance, Inc., Series 1998-A
                          Preliminary Marketing Memo

Cashflow Priority:

  PRICING
  BASE CASE
  CLASS II B DISTRIBUTION TEST IS MET:
           1)  Current interest and  any previously unreimbursed interest  to
               Class II A-1 Certificates (subject to the Net Funds Cap);
           2)  Senior percentage of  principal payments to Class II A-1 until such class is reduced to zero;
           3) Current interest and any previously unreimbursed interest to Class II B-1 Certificates;
           4) Class II B percentage of principal payments to Class II B-1 until such class is reduced to zero;
           5) Current interest and any previously unreimbursed interest to Class II B-2 Certificates;
           6) Class II B percentage of principal payments to Class II B-2 until such class is reduced to zero;
           7) Current interest and any previously unreimbursed interest to Class II B-3 Certificates;
           8) Class II B percentage of principal payments to Class II B-3 until such class is reduced to zero;
           9) Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
          10)  Excess cashflow to the Class II A-1 to build O/C.
          11) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
          12)  Any remainder to the Class R Certificates.
          ______________________________________________________
          |                                                     |
          |         II A-1                                      |
          |                                                     |
          |_____________________________________________________|
          |/////////////|                |            |         |
          |/////////////|                |            |         |
          |/////////////|   II B-1       |   II B-2   |  II B-3 |
          |/////////////|________________|____________|_________|
                5 yrs








           THIS  PAGE MUST BE  ACCOMPANIED BY A  DISCLAIMER.  IF  YOU DID NOT
RECEIVE   SUCH  A  DISCLAIMER,  PLEASE  CONTACT  YOUR  PRUDENTIAL  SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



********************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1998-A
                          Preliminary Marketing Memo

CLASS II B DISTRIBUTION TEST IS NOT MET:
           1) Current interest and any previously unreimbursed interest to Classes II A-1 Certificates;
           2) 100% of principal payments sequentially to Class II A-1 until such class is reduced to zero;
           3) Current interest and any previously unreimbursed interest to Class II B-1 Certificates;
           4) 100% of principal payments to Class II B-1 until such Class is reduced to zero;
           5) Current interest and any previously unreimbursed interest to Class II B-2 Certificates;
           6) 100% of principal payments to Class II B-2 until such Class is reduced to zero;
           7) Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
           8)  Excess cashflow to the Class II A-1 to build O/C.
           9) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
          10)  Any remainder to the Class R Certificates.
     _________________________________________________________________
     |                                       |       |       |       |
     |                                       |       |       |       |
     |             II A-1                    | II B-1| II B-2| II B-3|
     |                                       |       |       |       |
     |_______________________________________|_______|_______|_______|


Class II B Distribution
Test:     The Class II B Distribution Test is met if
           1)  Remittance Date is on or after March 2003
           2)  Class II B Percentage + O/C is at least (50.0%)
           3) Cumulative Realized Losses do not exceed 7% for year 2003, 8% for year 2004, and 9% for year 2005 and beyond of the Original Principal Balance of the Contracts
           4)  Current Realized Loss Ratio does not exceed 2.75%
           5)  Average 60 Day Delinquency Ratio does not exceed  5%
           6)  Average 30 Day Delinquency Ratio does not exceed  7%
           7) Sum of Class II B-3 Principal Balance + O/C must not be less than ($ 1,365,380) (which represents approximately 2% of the Total Original Group II Pool Principal Balance).



           THIS PAGE  MUST BE ACCOMPANIED  BY A DISCLAIMER.   IF YOU  DID NOT
RECEIVE   SUCH  A  DISCLAIMER,  PLEASE  CONTACT  YOUR  PRUDENTIAL  SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1998-A
                          Preliminary Marketing Memo



Cleanup Call:       The  Servicer may  call  the  Certificates  at  par  plus
                    accrued interest after the remaining pool balance of the Certificates is less than 10% of its original balance.

Payment Date:       The  7th  day of  each month  or,  if such  day is  not a
                    business day, the next succeeding business day, beginning in March, 1998.

Interest Accrual:   Interest will  accrue from the  1st day of  the preceding
                    month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I A-6, I B-1 and I B-2 certificates.

                    For the Class I A-1 certificates and the Group II Certificates, interest will accrue from the 7th day of the preceding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment Date for the class I A-1 certificates and the Group II Certificates..

                    For the Class I A-1 certificates, and the Group II Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.

ERISA
Considerations:     The Class  I  A-1,  I  A-2,  I A-3,  I  A-4,  and  I  A-5
                    Certificates and the Class II A-1 will be ERISA eligible.
                    The Class  I A-6  I B-1  and I B-2  Certificates and  the
                    Class II B-1, II  B-2, and II B-3 are not ERISA eligible.
                    However, investors should consult with their counsel with
                    respect to  the consequences under ERISA and  the Code of
                    the   Plan's   acquisition   and   ownership   of    such
                    Certificates.

SMMEA
Considerations:     The  Class II A-1 and II B-1 Certificates will constitute
                    "mortgage   related  securities"   under  the   Secondary
                    Mortgage Market Enhancement Act of 1984 "SMMEA".

                    Group I                   Group  II        Type of
Collateral:                   FIXED                             ARM
Amount:                   (    $ 151,848,254              $  68,269,357 )
Avg Unpaid Balance        (         $ 25,633                   $ 31,887 )
Max Orig Balance          (         $252,972                  $ 102,865 )
WAC:                      (          11.173%                    10.826% )
WAC Range:                (   7.99% - 18.00%            8.00% -  17.25% )
WAM:                      (              184                        198 )
WA Orig Term:             (              202                        201 )
WALTV:                    (            85.6%                      86.6% )
New:                      (            60.7%                      78.0% )
Used:                     (            39.3%                      22.0% )
Park:                     (            25.2%                      33.0% )
Non-Park:                 (            74.8%                      67.0% )
Single Wide:              (            53.9%                      51.8% )
Double Wide:              (            46.1%                      48.2% )


Prospectus:         The  Certificates   are  being  offered   pursuant  to  a
                    Prospectus   which  includes   a  Prospectus   Supplement
                    (together,  the  "Prospectus")Complete  information  with
                    respect  to  the  Certificates  and   the  Collateral  is
                    contained  in the Prospectus.  The foregoing is qualified
                    in  its  entirety  by the  information  appearing  in the
                    Prospectus.     To  the  extent  that  the  foregoing  is
                    inconsistent with  the Prospectus,  the Prospectus  shall
                    govern  in all respects.   Sales of  the Certificates may
                    not be consummated unless the purchaser has received the Prospectus.



           THIS PAGE  MUST BE ACCOMPANIED  BY A DISCLAIMER.   IF YOU  DID NOT
RECEIVE   SUCH  A  DISCLAIMER,  PLEASE  CONTACT  YOUR  PRUDENTIAL  SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


Projected Available Funds Cap of GROUP II:
=========================================
(GROSS COUPON - 75 Bp CARVE-OUT, Using 30/360 Day Count)
* Assuming VMF is the servicer



 DATE  COUPON
-------------
03/98  10.075
04/98  10.075
05/98  10.075
06/98  10.074
07/98  10.066
08/98  10.066
09/98  10.062
10/98  10.062
11/98  10.062
12/98   9.861
01/99   9.657
02/99   9.542
03/99   9.498
04/99   9.487
05/99   9.487
06/99   9.486
07/99   9.486
08/99   9.485
09/99   9.485
10/99   9.485
11/99   9.484
12/99   9.484
01/00   9.483
02/00   9.483
03/00   9.483
04/00   9.482
05/00   9.482
06/00   9.481
07/00   9.481
08/00   9.480
09/00   9.480
10/00   9.480
11/00   9.479
12/00   9.479
01/01   9.478
02/01   9.478
03/01   9.477
04/01   9.476
05/01   9.476
06/01   9.475
07/01   9.475
08/01   9.474
09/01   9.474
10/01   9.473
11/01   9.472
12/01   9.472
01/02   9.471
02/02   9.471





                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




CURRENT BALANCE: $43,650,000.00       DATED DATE: 03/05/98
CURRENT COUPON:  5.745%      vmf8a    FIRST PAYMENT: 03/07/98
FACTOR:          1.0000000000         TOTAL CLASSES: 12
ORIGINAL BALANCE: $43,650,000.00
BOND IA1 DISCOUNT MARGIN ACT/360 TABLE     YIELD TABLE DATE: 03/05/98

ASSUMED CONSTANT LIBOR-1M 5.6250
PRICING SPEED
FIX       200.0%/    150.00%/   175.00%/   225.00%/    250.00%/    275.00%/
FLTR       225         225         225         225         225         225

   99-24      37.682    33.259    35.450    39.950      42.254      44.622
   99-24+     36.074    31.928    33.982    38.200      40.360      42.580
   99-25      34.466    30.598    32.514    36.451      38.466      40.538
   99-25+     32.859    29.267    31.046    34.701      36.573      38.496
   99-26      31.252    27.937    29.579    32.953      34.680      36.455
   99-26+     29.646    26.608    28.113    31.204      32.787      34.415
   99-27      28.040    25.278    26.646    29.457      30.895      32.374
   99-27+     26.434    23.949    25.180    27.709      29.004      30.335
   99-28      24.829    22.620    23.714    25.962      27.113      28.296
   99-28+     23.224    21.291    22.249    24.215      25.222      26.257
   99-29      21.620    19.963    20.784    22.469      23.332      24.219
   99-29+     20.015    18.635    19.319    20.723      21.442      22.181
   99-30      18.412    17.308    17.854    18.978      19.553      20.144
   99-30+     16.808    15.980    16.390    17.233      17.664      18.107
   99-31      15.205    14.653    14.927    15.488      15.776      16.071
   99-31+     13.602    13.326    13.463    13.744      13.888      14.035
  100-00      12.000    12.000    12.000    12.000      12.000      12.000
  100-00+     10.398    10.674    10.537    10.257      10.113       9.965
  100-01       8.796     9.348     9.075     8.514       8.226       7.931
  100-01+      7.195     8.022     7.613     6.771       6.340       5.897
  100-02       5.594     6.697     6.151     5.029       4.454       3.864
  100-02+      3.994     5.372     4.689     3.287       2.569       1.831
  100-03       2.394     4.048     3.228     1.545       0.684      -0.202
  100-03+      0.794     2.723     1.768    -0.196      -1.201      -2.234

First Payment    0.006     0.006     0.006     0.006     0.006     0.006
Average Life     1.000     1.218     1.099     0.916     0.844     0.781
Last Payment     2.089     2.506     2.256     1.922     1.756     1.589





                 THIS PAGE MUST  BE ACCOMPANIED BY A DISCLAIMER.   IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.





CURRENT BALANCE:    $33,810,000.00        DATED DATE:       02/01/98
COUPON:             6.165%      vmf8a     FIRST PAYMENT:    03/07/98
FACTOR:             1.0000000000          TOTAL CLASSES:    12
ORIGINAL BALANCE:   $33,810,000.00
BOND IA2 BE-YIELD TABLE                    YIELD TABLE DATE: 03/05/98

PREPAYMENT SPEED
PRICING SPEED
FIX        200.0%/   150.00%/   175.00%/   225.00%/    250.00%/    275.00%/
FLTR       225         225         225         225         225         225


   99-24       6.300     6.292     6.296     6.305     6.309       6.313
   99-24+      6.294     6.287     6.291     6.298     6.302       6.306
   99-25       6.288     6.282     6.285     6.292     6.295       6.299
   99-25+      6.283     6.277     6.280     6.285     6.288       6.291
   99-26       6.277     6.272     6.274     6.279     6.282       6.284
   99-26+      6.271     6.267     6.269     6.273     6.275       6.277
   99-27       6.265     6.262     6.263     6.266     6.268       6.270
   99-27+      6.259     6.257     6.258     6.260     6.261       6.262
   99-28       6.253     6.252     6.252     6.254     6.254       6.255
   99-28+      6.247     6.247     6.247     6.247     6.248       6.248
   99-29       6.241     6.242     6.242     6.241     6.241       6.240
   99-29+      6.235     6.237     6.236     6.235     6.234       6.233
   99-30       6.230     6.232     6.231     6.228     6.227       6.226
   99-30+      6.224     6.227     6.225     6.222     6.220       6.219
   99-31       6.218     6.222     6.220     6.216     6.214       6.211
   99-31+      6.212     6.217     6.214     6.209     6.207       6.204
  100-00       6.206     6.212     6.209     6.203     6.200       6.197
  100-00+      6.200     6.207     6.204     6.197     6.193       6.190
  100-01+      6.188     6.197     6.193     6.184     6.180       6.175
  100-02       6.183     6.192     6.187     6.178     6.173       6.168
  100-02+      6.177     6.187     6.182     6.171     6.166       6.161
  100-03       6.171     6.182     6.176     6.165     6.159       6.153
  100-03+      6.165     6.177     6.171     6.159     6.152       6.146
  100-04       6.159     6.172     6.166     6.152     6.146       6.139
  100-04+      6.153     6.167     6.160     6.146     6.139       6.131
  100-05       6.147     6.162     6.155     6.140     6.132       6.124
  100-05+      6.141     6.157     6.149     6.133     6.125       6.117
  100-06       6.136     6.152     6.144     6.127     6.118       6.110
  100-06+      6.130     6.147     6.138     6.121     6.112       6.102
  100-07       6.124     6.142     6.133     6.114     6.105       6.095
  100-07+      6.118     6.137     6.128     6.108     6.098       6.088

First Payment    2.089     2.506     2.256     1.922     1.756     1.589
Average Life     3.000     3.591     3.273     2.764     2.559     2.379
Last Payment     4.006     4.756     4.339     3.756     3.422     3.172




                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




CURRENT BALANCE:    $25,000,000.00        DATED DATE:      02/01/98
COUPON:             6.320%       vmf8a    FIRST PAYMENT:   03/07/98
FACTOR:             1.0000000000          TOTAL CLASSES:   12
ORIGINAL BALANCE:   $25,000,000.00
BOND IA3 BE-YIELD TABLE                   YIELD TABLE DATE: 03/05/98
PREPAYMENT SPEED
PRICING SPEED
PRICING SPEED


FIX        200.0%/    150.00%/   175.00%/   225.00%/   250.00%/    275.00%/
FLTR       225         225         225         225         225         225
   99-24       6.439     6.434     6.436     6.441     6.444       6.446
   99-24+      6.435     6.430     6.433     6.437     6.439       6.442
   99-25       6.431     6.427     6.429     6.433     6.435       6.437
   99-25+      6.427     6.424     6.426     6.429     6.431       6.432
   99-26       6.424     6.421     6.422     6.425     6.426       6.428
   99-26+      6.420     6.418     6.419     6.421     6.422       6.423
   99-27       6.416     6.414     6.415     6.417     6.418       6.419
   99-27+      6.412     6.411     6.412     6.413     6.414       6.414
   99-28       6.409     6.408     6.408     6.409     6.409       6.410
   99-28+      6.405     6.405     6.405     6.405     6.405       6.405
   99-29       6.401     6.401     6.401     6.401     6.401       6.400
   99-29+      6.397     6.398     6.398     6.397     6.396       6.396
   99-30       6.393     6.395     6.394     6.393     6.392       6.391
   99-30+      6.390     6.392     6.391     6.389     6.388       6.387
   99-31       6.386     6.389     6.387     6.385     6.383       6.382
   99-31+      6.382     6.385     6.384     6.381     6.379       6.377
  100-00       6.378     6.382     6.380     6.377     6.375       6.373
  100-00+      6.375     6.379     6.377     6.373     6.370       6.368
  100-01       6.371     6.376     6.373     6.369     6.366       6.364
  100-01+      6.367     6.372     6.370     6.365     6.362       6.359
  100-02       6.363     6.369     6.366     6.360     6.358       6.355
  100-02+      6.360     6.366     6.363     6.356     6.353       6.350
  100-03       6.356     6.363     6.359     6.352     6.349       6.345
  100-03+      6.352     6.360     6.356     6.348     6.345       6.341
  100-04       6.348     6.356     6.352     6.344     6.340       6.336
  100-04+      6.345     6.353     6.349     6.340     6.336       6.332
  100-05       6.341     6.350     6.346     6.336     6.332       6.327
  100-05+      6.337     6.347     6.342     6.332     6.327       6.323
  100-06       6.333     6.343     6.339     6.328     6.323       6.318
  100-06+      6.330     6.340     6.335     6.324     6.319       6.313
  100-07       6.326     6.337     6.332     6.320     6.315       6.309
  100-07+      6.322     6.334     6.328     6.316     6.310       6.30

First Payment    3.172    4.006     4.756     4.339     3.756       3.422
Average Life     5.000    6.009     5.469     4.600     4.260       3.974
Last Payment     6.256    7.422     6.839     5.756     5.256       4.839





                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE:    $10,790,000.00        DATED DATE:       02/01/98
COUPON:              6.595%  vmf8a        FIRST PAYMENT:         03/07/98
FACTOR:              1.0000000000         TOTAL CLASSES:         12
ORIGINAL BALANCE:   $10,790,000.00
BOND IA4 BE-YIELD TABLE                   YIELD TABLE DATE: 03/05/98

PREPAYMENT SPEED
PRICING SPEED
PRICING SPEED

FIX        200.0%/   150.00%/  175.00%/    225.00%/    250.00%/    275.00%/
FLTR       225         225        225         225         225         225

   99-24       6.712     6.709     6.710     6.714     6.716       6.718
   99-24+      6.709     6.707     6.708     6.711     6.713       6.714
   99-25       6.706     6.704     6.705     6.708     6.709       6.711
   99-25+      6.703     6.701     6.702     6.705     6.706       6.707
   99-26       6.701     6.699     6.700     6.702     6.703       6.704
   99-26+      6.698     6.696     6.697     6.698     6.699       6.700
   99-27       6.695     6.694     6.694     6.695     6.696       6.697
   99-27+      6.692     6.691     6.692     6.692     6.693       6.693
   99-28       6.689     6.689     6.689     6.689     6.689       6.690
   99-28+      6.686     6.686     6.686     6.686     6.686       6.686
   99-29       6.683     6.684     6.683     6.683     6.683       6.683
   99-29+      6.680     6.681     6.681     6.680     6.680       6.679
   99-30       6.678     6.679     6.678     6.677     6.676       6.676
   99-30+      6.675     6.676     6.675     6.674     6.673       6.672
   99-31       6.672     6.673     6.673     6.671     6.670       6.668
   99-31+      6.669     6.671     6.670     6.668     6.666       6.665
  100-00       6.666     6.668     6.667     6.665     6.663       6.661
  100-00+      6.663     6.666     6.665     6.662     6.660       6.658
  100-01       6.660     6.663     6.662     6.659     6.657       6.654
  100-01+      6.657     6.661     6.659     6.655     6.653       6.651
  100-02       6.655     6.658     6.657     6.652     6.650       6.647
  100-02+      6.652     6.656     6.654     6.649     6.647       6.644
  100-03       6.649     6.653     6.651     6.646     6.643       6.640
  100-03+      6.646     6.651     6.648     6.643     6.640       6.637
  100-04       6.643     6.648     6.646     6.640     6.637       6.633
  100-04+      6.640     6.646     6.643     6.637     6.634       6.630
  100-05       6.637     6.643     6.640     6.634     6.630       6.626
  100-05+      6.635     6.640     6.638     6.631     6.627       6.622
  100-06       6.632     6.638     6.635     6.628     6.624       6.619
  100-06+      6.629     6.635     6.632     6.625     6.620       6.615
  100-07       6.626     6.633     6.630     6.622     6.617       6.612
  100-07+      6.623     6.630     6.627     6.619     6.614       6.608

First Payment    6.256     7.422     6.839     5.756     5.256     4.839
Average Life     7.000     8.197     7.586     6.434     5.901     5.406
Last Payment     7.756     9.006     8.339     7.256     6.672     6.089




                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE:    $11,265,000.00           DATED DATE:         02/01/98
COUPON:              6.700%          vmf8a    FIRST PAYMENT:     03/07/98
FACTOR:              1.0000000000             TOTAL CLASSES:     12
ORIGINAL BALANCE: $11,265,000.00
BOND IA5 BE-YIELD TABLE                      YIELD TABLE DATE: 03/05/98

PREPAYMENT SPEED
PRICING SPEED
PRICING SPEED
FIX        200.0%/   150.00%/  175.00%/  225.00%/    250.00%/    275.00%/
FLTR       225         225         225         225         225       225

   99-24       6.816     6.813     6.814     6.817     6.818       6.819
   99-24+      6.813     6.811     6.812     6.814     6.815       6.817
   99-25       6.811     6.809     6.810     6.812     6.813       6.814
   99-25+      6.808     6.807     6.808     6.809     6.810       6.811
   99-26       6.806     6.805     6.805     6.807     6.807       6.808
   99-26+      6.804     6.803     6.803     6.804     6.805       6.805
   99-27       6.801     6.800     6.801     6.801     6.802       6.802
   99-27+      6.799     6.798     6.798     6.799     6.799       6.799
   99-28       6.796     6.796     6.796     6.796     6.796       6.797
   99-28+      6.794     6.794     6.794     6.794     6.794       6.794
   99-29       6.791     6.792     6.792     6.791     6.791       6.791
   99-29+      6.789     6.790     6.789     6.789     6.788       6.788
   99-30       6.787     6.787     6.787     6.786     6.786       6.785
   99-30+      6.784     6.785     6.785     6.784     6.783       6.782
   99-31       6.782     6.783     6.782     6.781     6.780       6.780
   99-31+      6.779     6.781     6.780     6.779     6.778       6.777
  100-00       6.777     6.779     6.778     6.776     6.775       6.774
  100-00+      6.775     6.777     6.776     6.773     6.772       6.771
  100-01       6.772     6.774     6.773     6.771     6.770       6.768
  100-01+      6.770     6.772     6.771     6.768     6.767       6.765
  100-02       6.767     6.770     6.769     6.766     6.764       6.762
  100-02+      6.765     6.768     6.766     6.763     6.762       6.760
  100-03       6.763     6.766     6.764     6.761     6.759       6.757
  100-03+      6.760     6.764     6.762     6.758     6.756       6.754
  100-04       6.758     6.761     6.760     6.756     6.754       6.751
  100-04+      6.755     6.759     6.757     6.753     6.751       6.748
  100-05       6.753     6.757     6.755     6.751     6.748       6.745
  100-05+      6.750     6.755     6.753     6.748     6.745       6.743
  100-06       6.748     6.753     6.750     6.746     6.743       6.740
  100-06+      6.746     6.751     6.748     6.743     6.740       6.737
  100-07       6.743     6.749     6.746     6.740     6.737       6.734
  100-07+      6.741     6.746     6.744     6.738     6.735       6.731

First Payment    7.756     9.006     8.339     7.256     6.672     6.089
Average Life     8.852    10.318     9.532     8.236     7.665     7.116
Last Payment    10.256    11.922    11.006     9.506     8.839     8.256





                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE:    $12,148,000.00              DATED DATE:      02/01/98
COUPON:              6.890%           vmf8a     FIRST PAYMENT:   03/07/98
FACTOR:              1.0000000000               TOTAL CLASSES:   12
ORIGINAL BALANCE: $12,148,000.00
BOND IA6 BE-YIELD TABLE                       YIELD TABLE DATE:  03/05/98

                                ***TO CALL***
PREPAYMENT SPEED
PRICING SPEED

FIX       200.0%/  150.00%/   175.00%/   225.00%/    250.00%/    275.00%/
FLTR       225       225         225         225         225         225

   99-24       7.008     7.007     7.007     7.009     7.009       7.010
   99-24+      7.006     7.005     7.005     7.006     7.007       7.007
   99-25       7.004     7.003     7.003     7.004     7.005       7.005
   99-25+      7.002     7.001     7.001     7.002     7.002       7.003
   99-26       7.000     6.999     6.999     7.000     7.000       7.000
   99-26+      6.997     6.997     6.997     6.998     6.998       6.998
   99-27       6.995     6.995     6.995     6.995     6.996       6.996
   99-27+      6.993     6.993     6.993     6.993     6.993       6.993
   99-28       6.991     6.991     6.991     6.991     6.991       6.991
   99-28+      6.989     6.989     6.989     6.989     6.989       6.989
   99-29       6.987     6.987     6.987     6.987     6.987       6.987
   99-29+      6.985     6.985     6.985     6.985     6.984       6.984
   99-30       6.983     6.983     6.983     6.982     6.982       6.982
   99-30+      6.980     6.981     6.981     6.980     6.980       6.980
   99-31       6.978     6.979     6.979     6.978     6.978       6.977
   99-31+      6.976     6.977     6.977     6.976     6.975       6.975
  100-00       6.974     6.975     6.975     6.974     6.973       6.973
  100-00+      6.972     6.973     6.972     6.971     6.971       6.970
  100-01       6.970     6.971     6.970     6.969     6.969       6.968
  100-01+      6.968     6.969     6.968     6.967     6.966       6.966
  100-02       6.966     6.967     6.966     6.965     6.964       6.963
  100-02+      6.963     6.965     6.964     6.963     6.962       6.961
  100-03       6.961     6.963     6.962     6.961     6.960       6.959
  100-03+      6.959     6.961     6.960     6.958     6.957       6.956
  100-04       6.957     6.959     6.958     6.956     6.955       6.954
  100-04+      6.955     6.957     6.956     6.954     6.953       6.952
  100-05       6.953     6.955     6.954     6.952     6.951       6.949
  100-05+      6.951     6.953     6.952     6.950     6.948       6.947
  100-06       6.949     6.951     6.950     6.948     6.946       6.945
  100-06+      6.946     6.949     6.948     6.945     6.944       6.942
  100-07       6.944     6.947     6.946     6.943     6.942       6.940
  100-07+      6.942     6.945     6.944     6.941     6.939       6.938

First Payment   10.256    11.922    11.006     9.506     8.839     8.256
Average Life    10.721    11.922    11.248    10.316     9.826     9.394
Last Payment    10.756    11.922    11.256    10.422    10.006     9.672




                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE: $9,111,000.00              DATED DATE:          02/01/98
COUPON:           7.190%        vmf8a       FIRST PAYMENT:  03/07/98
FACTOR:           1.0000000000              TOTAL CLASSES:  12
ORIGINAL BALANCE: $9,111,000.00
BOND IB1 BE-YIELD TABLE                     YIELD TABLE DATE:    03/05/98

                                ***TO CALL***
PREPAYMENT SPEED
PRICING SPEED
PRICING SPEED
FIX         200.0%/   150.00%/   175.00%/   225.00%/     250.00%/    275.00%/
FLTR        225       225        225        225         225         225

   99-24       7.324     7.324     7.324     7.325     7.325       7.325
   99-24+      7.321     7.321     7.321     7.321     7.322       7.322
   99-25       7.318     7.318     7.318     7.318     7.318       7.319
   99-25+      7.315     7.315     7.315     7.315     7.315       7.316
   99-26       7.312     7.312     7.312     7.312     7.312       7.312
   99-26+      7.309     7.309     7.309     7.309     7.309       7.309
   99-27       7.306     7.306     7.306     7.306     7.306       7.306
   99-27+      7.303     7.303     7.303     7.303     7.303       7.303
   99-28       7.300     7.300     7.300     7.300     7.300       7.300
   99-28+      7.296     7.297     7.297     7.296     7.296       7.296
   99-29       7.293     7.294     7.293     7.293     7.293       7.293
   99-29+      7.290     7.291     7.290     7.290     7.290       7.290
   99-30       7.287     7.288     7.287     7.287     7.287       7.287
   99-30+      7.284     7.285     7.284     7.284     7.284       7.284
   99-31       7.281     7.282     7.281     7.281     7.281       7.281
   99-31+      7.278     7.279     7.278     7.278     7.278       7.277
  100-00       7.275     7.276     7.275     7.275     7.274       7.274
  100-00+      7.272     7.273     7.272     7.272     7.271       7.271
  100-01       7.269     7.270     7.269     7.268     7.268       7.268
  100-01+      7.266     7.267     7.266     7.265     7.265       7.265
  100-02       7.263     7.264     7.263     7.262     7.262       7.261
  100-02+      7.260     7.261     7.260     7.259     7.259       7.258
  100-03       7.257     7.258     7.257     7.256     7.256       7.255
  100-03+      7.253     7.255     7.254     7.253     7.252       7.252
  100-04       7.250     7.252     7.251     7.250     7.249       7.249
  100-04+      7.247     7.249     7.248     7.247     7.246       7.246
  100-05       7.244     7.246     7.245     7.244     7.243       7.242
  100-05+      7.241     7.243     7.242     7.241     7.240       7.239
  100-06       7.238     7.240     7.239     7.237     7.237       7.236
  100-06+      7.235     7.237     7.236     7.234     7.234       7.233
  100-07       7.232     7.234     7.233     7.231     7.230       7.230
  100-07+      7.229     7.231     7.230     7.228     7.227       7.227

First Payment    5.006     5.006     5.006     5.006     5.006     5.006
Average Life     6.621     6.865     6.736     6.517     6.423     6.338
Last Payment     8.672     9.172     8.922     8.422     8.256     8.089





                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE: $51,883,000.00              DATED DATE:         03/05/98
CURRENT COUPON:   5.835%          vmf8a      FIRST PAYMENT:      03/07/98
FACTOR:           1.0000000000               TOTAL CLASSES:      12
ORIGINAL BALANCE: $51,883,000.00
BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE      YIELD TABLE DATE:   03/05/98

                                ***TO CALL***

ASSUMED CONSTANT LIBOR-1M 5.6250
PRICING SPEED
FIX         200.0%/    200.0%/    200.0%/    200.0%/    200.0%/     200.0%/
FLTR         225        175        200        250        275         300

   99-24      29.232    28.081    28.634    29.901    30.681      31.59
   99-24+     28.717    27.638    28.155    29.343    30.075      30.92
   99-25      28.201    27.194    27.677    28.786    29.469      30.26
   99-25+     27.686    26.751    27.200    28.228    28.862      29.60
   99-26      27.171    26.308    26.722    27.671    28.257      28.94
   99-26+     26.656    25.865    26.244    27.115    27.651      28.27
   99-27      26.141    25.422    25.767    26.558    27.045      27.61
   99-27+     25.626    24.979    25.289    26.001    26.440      26.95
   99-28      25.111    24.536    24.812    25.445    25.835      26.29
   99-28+     24.597    24.094    24.335    24.889    25.230      25.62
   99-29      24.083    23.652    23.858    24.333    24.625      24.96
   99-29+     23.568    23.209    23.382    23.777    24.020      24.30
   99-30      23.054    22.767    22.905    23.221    23.416      23.64
   99-30+     22.541    22.325    22.429    22.666    22.812      22.98
   99-31      22.027    21.883    21.952    22.110    22.208      22.32
   99-31+     21.513    21.442    21.476    21.555    21.604      21.66
  100-00      21.000    21.000    21.000    21.000    21.000      21.00
  100-00+     20.487    20.559    20.524    20.445    20.396      20.34
  100-01      19.974    20.117    20.048    19.890    19.793      19.67
  100-01+     19.461    19.676    19.573    19.336    19.190      19.02
  100-02      18.948    19.235    19.097    18.782    18.587      18.36
  100-02+     18.435    18.794    18.622    18.227    17.984      17.70
  100-03      17.923    18.353    18.147    17.673    17.382      17.04
  100-03+     17.411    17.912    17.672    17.120    16.779      16.38
  100-04      16.899    17.472    17.197    16.566    16.177      15.72
  100-04+     16.387    17.031    16.722    16.012    15.575      15.06
  100-05      15.875    16.591    16.247    15.459    14.973      14.40
  100-05+     15.363    16.151    15.773    14.906    14.371      13.74
  100-06      14.851    15.711    15.298    14.353    13.770      13.08
  100-06+     14.340    15.271    14.824    13.800    13.168      12.43
  100-07      13.829    14.831    14.350    13.247    12.567      11.77
  100-07+     13.318    14.391    13.876    12.695    11.966      11.11


First Payment    0.006     0.006     0.006     0.006     0.006     0.006
Average Life     3.596     4.277     3.921     3.289     2.982     2.682
Last Payment    10.756    11.422    11.006    10.589    10.339    10.172




                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




CURRENT BALANCE: $8,022,000.00               DATED DATE:         03/05/98
CURRENT COUPON:  6.025%          vmf8a       FIRST PAYMENT:      03/07/98
FACTOR:          1.0000000000                TOTAL CLASSES:    12
ORIGINAL BALANCE: $8,022,000.00
BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE      YIELD TABLE DATE:   03/05/98

ASSUMED CONSTANT LIBOR-1M 5.6250
PRICING SPEED
FIX        200.0%/   200.0%/   200.0%/   200.0%/   200.0%/   200.0%/
FLTR        225       175       200       250       275       300

   99-24      44.992    44.795    44.950    44.963    44.928      44.88
   99-24+     44.680    44.495    44.640    44.652    44.620      44.58
   99-25      44.367    44.195    44.330    44.342    44.311      44.27
   99-25+     44.055    43.895    44.021    44.031    44.003      43.97
   99-26      43.743    43.595    43.711    43.721    43.695      43.66
   99-26+     43.430    43.295    43.401    43.411    43.387      43.35
   99-27      43.118    42.995    43.092    43.100    43.079      43.05
   99-27+     42.806    42.695    42.782    42.790    42.770      42.74
   99-28      42.494    42.396    42.473    42.480    42.462      42.44
   99-28+     42.182    42.096    42.164    42.170    42.154      42.13
   99-29      41.870    41.796    41.854    41.859    41.846      41.83
   99-29+     41.558    41.497    41.545    41.549    41.539      41.52
   99-30      41.247    41.197    41.236    41.239    41.231      41.22
   99-30+     40.935    40.898    40.927    40.929    40.923      40.91
   99-31      40.623    40.599    40.618    40.620    40.615      40.61
   99-31+     40.312    40.299    40.309    40.310    40.308      40.30
  100-00      40.000    40.000    40.000    40.000    40.000      40.00
  100-00+     39.688    39.701    39.691    39.690    39.692      39.69
  100-01      39.377    39.402    39.382    39.381    39.385      39.39
  100-01+     39.066    39.103    39.074    39.071    39.078      39.08
  100-02      38.754    38.803    38.765    38.761    38.770      38.78
  100-02+     38.443    38.504    38.456    38.452    38.463      38.47
  100-03      38.132    38.206    38.148    38.143    38.156      38.17
  100-03+     37.820    37.907    37.839    37.833    37.848      37.86
  100-04      37.509    37.608    37.530    37.524    37.541      37.56
  100-04+     37.198    37.309    37.222    37.215    37.234      37.25
  100-05      36.887    37.010    36.914    36.905    36.927      36.95
  100-05+     36.576    36.712    36.605    36.596    36.620      36.64
  100-06      36.265    36.413    36.297    36.287    36.313      36.34
  100-06+     35.955    36.114    35.989    35.978    36.006      36.03
  100-07      35.644    35.816    35.681    35.669    35.699      35.73
  100-07+     35.333    35.517    35.373    35.360    35.393      35.43

First Payment    5.006     5.006     5.006     5.089     5.089     5.172
Average Life     5.906     6.221     5.973     5.948     5.999     6.059
Last Payment     6.922     8.256     7.589     6.922     7.006     7.172



                 THIS PAGE MUST BE  ACCOMPANIED BY A DISCLAIMER.   IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



CURRENT BALANCE: $3,585,000.00               DATED DATE:         03/05/98
CURRENT COUPON:  6.725%          vmf8a       FIRST PAYMENT:      03/07/98
FACTOR:          1.0000000000                TOTAL CLASSES:    12
ORIGINAL BALANCE: $3,585,000.00
BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE      YIELD TABLE DATE:   03/05/98

                                ***TO CALL***
ASSUMED CONSTANT LIBOR-1M 5.6250
PRICING SPEED
FIX        200.0%/   200.0%/   200.0%/     200.0%/     200.0%/     200.0%/
FLTR        225       175       200         250         275         300

   99-24     113.964   113.543   113.747   114.143   114.178     114.1
   99-24+    113.715   113.321   113.512   113.884   113.916     113.8
   99-25     113.467   113.100   113.278   113.624   113.655     113.5
   99-25+    113.219   112.878   113.043   113.365   113.394     113.3
   99-26     112.972   112.656   112.809   113.106   113.132     113.0
   99-26+    112.724   112.435   112.575   112.847   112.871     112.8
   99-27     112.476   112.213   112.340   112.588   112.610     112.5
   99-27+    112.228   111.992   112.106   112.329   112.349     112.3
   99-28     111.980   111.770   111.872   112.070   112.087     112.0
   99-28+    111.733   111.549   111.638   111.811   111.826     111.7
   99-29     111.485   111.327   111.404   111.552   111.565     111.5
   99-29+    111.237   111.106   111.170   111.293   111.304     111.2
   99-30     110.990   110.885   110.936   111.035   111.043     111.0
   99-30+    110.742   110.664   110.702   110.776   110.782     110.7
   99-31     110.495   110.442   110.468   110.517   110.522     110.5
   99-31+    110.247   110.221   110.234   110.259   110.261     110.2
  100-00     110.000   110.000   110.000   110.000   110.000     110.0
  100-00+    109.753   109.779   109.766   109.741   109.739     109.7
  100-01     109.505   109.558   109.532   109.483   109.479     109.4
  100-01+    109.258   109.337   109.299   109.225   109.218     109.2
  100-02     109.011   109.116   109.065   108.966   108.957     108.9
  100-02+    108.764   108.895   108.832   108.708   108.697     108.7
  100-03     108.517   108.674   108.598   108.450   108.436     108.4
  100-03+    108.270   108.453   108.364   108.191   108.176     108.2
  100-04     108.023   108.233   108.131   107.933   107.916     107.9
  100-04+    107.776   108.012   107.898   107.675   107.655     107.6
  100-05     107.529   107.791   107.664   107.417   107.395     107.4
  100-05+    107.282   107.570   107.431   107.159   107.135     107.1
  100-06     107.035   107.350   107.198   106.901   106.875     106.9
  100-06+    106.788   107.129   106.964   106.643   106.614     106.6
  100-07     106.542   106.909   106.731   106.385   106.354     106.4
  100-07+    106.295   106.688   106.498   106.127   106.094     106.1

First Payment    6.922     8.256     7.589     6.922     7.006     7.172
Average Life     8.145     9.495     8.788     7.675     7.583     7.746
Last Payment     9.506    10.922    10.172     8.839     8.256     8.422





                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



___________________________________________________________________________


     -  VMF8A
     -  Cut Off Date of Tape is  1/28/98
     -  FIX
     -  $151,848,253.76
     -  Mortgage Summary Report
___________________________________________________________________________

Number of Mortgage Loans:                                   5,924

Aggregate Unpaid Principal Balance:               $151,848,253.76
Aggregate Original Principal Balance:             $168,097,032.43

Weighted Average Gross Coupon:                            11.173%
Gross Coupon Range:                             7.990% -  18.000%
___________________________________________________________________________

Average Unpaid Principal Balance:                      $25,632.72
Average Original Principal Balance:                    $28,375.60

Maximum Unpaid Principal Balance:                     $247,289.65
Minimum Unpaid Principal Balance:                       $3,221.70

Maximum Original Principal Balance:                   $252,972.13
Minimum Original Principal Balance:                     $4,405.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         184.112
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age :                                     18.170
Age Range:                                       0.000 -  138.000

Weighted Average Original Term:                           202.282
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             85.623
Original LTV Range:                             6.767% - 100.389%

___________________________________________________________________________

Greatest Zip Code Concentration
Zip 28025   67 loans  $1,041,446.65 0.686%


New              60.66%    $92,112,831
Used             39.34%    $59,735,423

Single           53.87     $81,804,497
Multi            46.13     $70,043,757

Parked           25.21     $38,274,526
Not Parked       74.79    $113,573,728




                 THIS PAGE MUST BE  ACCOMPANIED BY A DISCLAIMER.   IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                Geographical Distribution - Group I Contracts

                                               Aggregate        Percent of
                                                Unpaid          Aggregate
                               Number of       Principal        Principal
     State                       Loans          Balance          Balance


Alabama                            210         4,469,587         2.94
Arizona                             36         1,204,012         0.79
Arkansas                            43         1,418,902         0.93
California                          15           722,641         0.48
Colorado                            52         1,662,238         1.09
Connecticut                          1           182,323         0.12
Delaware                            11           354,204         0.23
Florida                            388        11,276,041         7.43
Georgia                            157         3,098,823         2.04
Idaho                                5           298,418         0.20
Illinois                             6           136,280         0.09
Indiana                             39         1,140,741         0.75
Iowa                                 6           188,301         0.12
Kansas                               2            34,196         0.02
Kentucky                           207         4,027,220         2.65
Louisiana                          553         7,822,069         5.15
Maryland                            12           471,799         0.31
Massachusetts                        1            39,655         0.03
Michigan                            86         2,573,043         1.69
Minnesota                            7           227,660         0.15
Mississippi                         80         1,478,356         0.97
Missouri                            87         2,081,663         1.37
Montana                              8           337,239         0.22
Nebraska                             1            10,722         0.01
Nevada                               5           178,648         0.12
New Jersey                          10           392,313         0.26
New Mexico                          34         1,591,067         1.05
New York                            96         3,015,254         1.99
North Carolina                     834        20,035,288        13.19
Ohio                               215         6,705,595         4.42
Oklahoma                            41         1,415,563         0.93
Oregon                               6           190,927         0.13
Pennsylvania                       133         3,484,257         2.29
Rhode Island                         2            31,541         0.02
South Carolina                     474        12,234,702         8.06
Tennessee                          760        16,794,650        11.06
Texas                              907        30,570,328        20.13
Utah                                 3           154,098         0.10
Vermont                              1            43,738         0.03
Virginia                           296         7,082,569         4.66
Washington                           6           305,979         0.20
West Virginia                       80         2,189,575         1.44
Wisconsin                            3            65,706         0.04
Wyoming                              5           110,327         0.07
___________________________________________________________________________
Total...................         5,924          151,848,254       100.00%
===========================================================================



                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




            Years of Origination of Contracts - Group I Contracts


						         Percentage of
                Number of     Aggregate Principal        Contracts by
                Contracts              Balance           Outstanding
 Year of         As of              Outstanding        Principal Balance
Origination   Cut-off Date     As of Cut-off Date      As of Cut-off Date


1984                1                 17,554                      0.01
1985                4                 84,586                      0.06
1986               21                252,309                      0.17
1987              272              3,107,956                      2.05
1988               76                909,700                      0.60
1989              140              1,791,971                      1.18
1990              428              3,475,725                      2.29
1991              409              5,233,270                      3.45
1992              964             17,198,777                     11.33
1993              109              1,975,239                      1.30
1994                4                112,545                      0.07
1995               19                520,263                      0.34
1996               62              2,528,622                      1.67
1997            2,968            100,434,207                     66.14
1998              447             14,205,530                      9.36
________________________________________________________________________

Total...        5,924           $151,848,254                    100.00%
===========================================================================


             Distribution of Original Amounts - Group I Contracts



							                   Percentage of
                                        Number of        Aggregate          Contracts
                                        Contracts    Principal Balance     by Oustanding
 Original Contract Amount               As of          Oustanding       Principal Balance
     (in Dollars)                     Cut-off Date  As of Cut-off Date  As of Cut-off Date
$      0.01   Balance <=   5,000.00          2              8,952                 0.01
$  5,000.01 < Balance <=  10,000.00        126            887,102      		  0.58
$ 10,000.01 < Balance <=  15,000.00        724          7,071,239                 4.66
$ 15,000.01 < Balance <=  20,000.00       1,315         17,380,050               11.45
$ 20,000.01 < Balance <=  25,000.00       1,065         20,052,883               13.21
$ 25,000.01 < Balance <=  30,000.00         741         18,512,572               12.19
$ 30,000.01 < Balance <=  35,000.00         502         15,283,330               10.06
$ 35,000.01 < Balance <=  40,000.00         384         13,691,534                9.02
$ 40,000.01 < Balance <=  45,000.00         263         10,744,687                7.08
$ 45,000.01 < Balance <=  50,000.00         220         10,071,107                6.63
$ 50,000.01 < Balance <=  55,000.00         149          7,696,248                5.07
$ 55,000.01 < Balance <=  60,000.00         119          6,772,328                4.46
$ 60,000.01 < Balance <=  65,000.00          79          4,870,643                3.21
$ 65,000.01 < Balance <=  70,000.00          74          4,961,157                3.27
$ 70,000.01 < Balance <=  75,000.00          51          3,671,807                2.42
$ 75,000.01 < Balance <=  80,000.00          30          2,312,742                1.52
$ 80,000.01 < Balance <=  85,000.00          21          1,723,489                1.14
$ 85,000.01 < Balance <=  90,000.00          24          2,094,765                1.38
$ 90,000.01 < Balance <=  95,000.00           2            184,366                0.12
$ 95,000.01 < Balance <= 100,000.00           8            782,491                0.52
$100,000.01 < Balance <= 105,000.00           8            817,592                0.54
$105,000.01 < Balance <= 110,000.00           4            428,152                0.28
$110,000.01 < Balance <= 115,000.00           2            224,897                0.15
$115,000.01 < Balance <= 120,000.00           1            115,087                0.08
$120,000.01 < Balance <= 125,000.00           3            369,472                0.24
$125,000.01 < Balance <= 130,000.00           1            125,209                0.08
$130,000.01 < Balance <= 135,000.00           1            130,991                0.09
$135,000.01 or Greater                        5            863,361                0.57
____________________________________________________________________________________________________
Total...                                       5,924       $151,848,254         100.00%
====================================================================================================


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



     Distribution  of  Original Loan-to-Value  Ratios - Group I Contracts

							     		    Percentage of
                                    Number of           Aggregate             Contracts
        Original                    Contracts       Principal Balance       by Outstanding
      Loan-To-Value                   As of             Outstanding        Principal Balance
          Ratio                    Cut-off Date     As of Cut-off Date     As of Cut-off Date
Less than 61%                         400                  8,389,527                 5.52
From  61.000% to  65.999%             188                  4,663,364                 3.07
From  66.000% to  70.999%             222                  5,724,562                 3.77
From  71.000% to  75.999%             336                  8,823,858                 5.81
From  76.000% to  80.999%             454                 12,848,333                 8.46
From  81.000% to  85.999%             585                 17,116,120                11.27
From  86.000% to  90.999%           1,533                 41,033,931                27.02
From  91.000% to  99.999%           1,337                 40,660,825                26.78
From 100.000% to 101.000%             869                 12,587,735                 8.29
_________________________________________________________________________________________________
Total....................           5,924               $151,848,254               100.00%
=================================================================================================



                                   Cut-off  Date  Contract  Rates -  Group  I
Contracts



         									 Percentage of
                                            Number of        Aggregate              Contracts
                                            Contracts    Principal Balance        by Outstanding
     Ranges of Contracts by                   As of          Outstanding         Principal Balance
         Contract Rate                     Cut-off Date  As of Cut-off Date     As of Cut-off Date
 7.001% < Gross Coupon <=  8.00%                  41          1,830,744                   1.21
 8.001% < Gross Coupon <=  9.00%                 198         11,005,470                   7.25
 9.001% < Gross Coupon <= 10.00%                 672         25,769,805                  16.97
10.001% < Gross Coupon <= 11.00%               1,574         40,167,514                  26.45
11.001% < Gross Coupon <= 12.00%               1,601         40,644,812                  26.77
12.001% < Gross Coupon <= 13.00%                 793         16,667,494                  10.98
13.001% < Gross Coupon <= 14.00%                 507          8,517,443                   5.61
14.001% < Gross Coupon <= 15.00%                 413          5,590,494                   3.68
15.001% < Gross Coupon <= 16.00%                 112          1,504,591                   0.99
16.001% < Gross Coupon <= 17.00%                   9             90,179                   0.06
17.001% < Gross Coupon <= 18.00%                   4             59,709                   0.04
_______________________________________________________________________________________________________


Total.....                                     5,924       $151,848,254                100.00%
=======================================================================================================

                      Remaining  Months to  Maturity  - Group  I Contracts


								                Percentage of
                                       Number of            Aggregate            Contracts
                                        Contracts        Principal Balance      by Outstanding
  Months Remaining                      As of              Outstanding        Principal Balance
 As of Cut-off Date                  Cut-off Date      As of Cut-off Date     As of Cut-off Date
 20 < Rem Term <=  72                     1,412             15,802,251                 10.41
 73 < Rem Term <=  84                       502              7,771,327                  5.12
 85 < Rem Term <= 120                     1,376             27,880,037                 18.36
121 < Rem Term <= 156                       503             14,001,271                  9.22
157 < Rem Term <= 180                       533             16,451,353                 10.83
181 < Rem Term <= 240                       975             35,704,285                 23.51
241 < Rem Term <= 299                       321             16,833,395                 11.09
300 < Rem Term <= 360                       302             17,404,335                 11.46
____________________________________________________________________________________________________
Total.....                                 5,924          $151,848,254                100.00%
====================================================================================================



                 THIS PAGE MUST  BE ACCOMPANIED BY A DISCLAIMER.   IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

________________________________________________________________________________

     -  VMF8A
     -  Cut Off Date of Tape is  1/28/98
     -  ARM
     -    $68,269,356.87
______________________________________________________________________________
Number of Mortgage Loans:                                   2,141

Aggregate Unpaid Principal Balance:                $68,269,356.87
Aggregate Original Principal Balance:              $70,056,855.65
_____________________________________________________________________________


Weighted Average Coupon (Gross):                          10.826%
Gross Coupon Range:                             8.000% -  17.250%

Weighted Average Margin (Gross):                           4.775%
Gross Margin Range:                           - 2.550% -  11.140%

Weighted Average Life Cap (Gross):                        16.563% *
Gross Life Cap Range:                          13.750% -  23.250%

Weighted Average Life Floor (Gross):                       4.775%
Gross Life Floor Range:                       - 2.550% -  11.140%
______________________________________________________________________________

Average Unpaid Principal Balance:                      $31,886.67
Average Original Principal Balance:                    $32,721.56

Maximum Unpaid Principal Balance:                     $102,750.90
Minimum Unpaid Principal Balance:                       $3,616.11

Maximum Original Principal Balance:                   $102,865.28
Minimum Original Principal Balance:                     $5,506.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         197.610
Stated Rem Term Range:                          48.000 -  390.000

Weighted Average Age (First Pay thru Paid Thru):            3.528
Age Range:                                       0.000 -  147.000

Weighted Average Original Term:                           201.137
Original Term Range:                            48.000 -  390.000

Weighted Average Original LTV:                             86.640
Original LTV Range:                            25.232% - 100.000%

Weighted Average Periodic Interest Cap:                    1.529% **
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  10.035 ***
  calculated from 2/98 to next rolldate
Months to Interest Roll Range:                           1 -   14

Weighted Average Interest Roll Frequency:                  11.927
Interest Frequency Range:                                6 -   12
_____________________________________________________________________________
___
* Excludes loans without Life Caps
** Excludes loans without Periodic Interest Caps

Greatest Zip code concentration

Zip 75253  12 loans  $447,875.64    0.656%

New             77.98%     $53,238,018.99
Used            22.02%     $15,031,337.88

Single          51.77%     $35,343,520.35
Multi           48.23%     $32,925,836.52

Parked          33.05%     $22,560,660.81
Not Parked      66.95%     $45,708,696.06


                 THIS PAGE MUST  BE ACCOMPANIED BY A DISCLAIMER.   IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                Geographical  Distribution   of  Manufactured  Homes   as  of
Origination - Group II Contracts


                                               Aggregate        Percent of
                                                Unpaid          Aggregate
                               Number of       Principal        Principal
     State                       Loans          Balance          Balance

Alabama                             10              342,631         0.50
Arizona                             24              867,222         1.27
Arkansas                            20              637,567         0.93
California                           1               17,770         0.03
Colorado                             1               49,163         0.07
Delaware                             6              201,299         0.29
Florida                             97            2,730,711         4.00
Georgia                             56            1,155,933         1.69
Indiana                             10              377,275         0.55
Kentucky                           169            4,958,576         7.26
Louisiana                          149            2,686,128         3.93
Maryland                             2               91,477         0.13
Mississippi                         14              410,844         0.60
Missouri                            26              924,823         1.35
New Mexico                          21              745,917         1.09
New York                             6              264,549         0.39
North Carolina                     410           14,913,567        21.85
Ohio                                11              319,777         0.47
Oklahoma                            23              662,030         0.97
Pennsylvania                         6              285,564         0.42
South Carolina                     202            7,198,277        10.54
Tennessee                          330           10,494,349        15.37
Texas                              428           13,703,455        20.07
Virginia                           107            3,907,674         5.72
West Virginia                       12              322,779         0.47
_____________________________________________________________________________
Total...................         2,141           68,269,357       100.00%
=============================================================================



     Years of Origination of  Contracts - Group II Contracts



                                               		       Percentage of
                Number of            Aggregate Principal       Contracts by
                Contracts                  Balance              Outstanding
  Year of         As  of                  Outstanding       Principal Balance
Origination    Cut-off Date        As of Cut-off Date       As of Cut-off Date

1985                4                       23,377                 0.03
1986               17                       127,038                0.19
1987              125                    1,205,802                 1.77
1988                1                       11,631                 0.02
1990               14                      164,979                 0.24
1991                5                        64,096                0.09
1996                3                       168,000                0.25
1997            1,690                    57,648,699               84.44
1998             282                     8,855,735                12.97
_____________________________________________________________________________
Total...            2,141                    $68,269,357         100.00%
=============================================================================


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.





Distribution of Original Amounts - Group  II Contracts

______________________________________________________________________________


     							  		          Percentage of
                                            Number of        Aggregate              Contracts
                                            Contracts    Principal Balance        by Outstanding
       Original Contract Amount               As of          Outstanding         Principal Balance
             (in Dollars)                  Cut-off Date  As of Cut-off Date     As of Cut-off Date
 $ 5,000.01 < Balance <=  10,000.00               35            266,080                 0.39
 $10,000.01 < Balance <=  15,000.00              135          1,564,533                 2.29
 $15,000.01 < Balance <=  20,000.00              272          4,089,619                 5.99
 $20,000.01 < Balance <=  25,000.00              292          6,094,351                 8.93
 $25,000.01 < Balance <=  30,000.00              319          8,601,643                12.60
 $30,000.01 < Balance <=  35,000.00              299          9,643,635                14.13
 $35,000.01 < Balance <=  40,000.00              234          8,659,380                12.68
 $40,000.01 < Balance <=  45,000.00              153          6,439,759                 9.43
 $45,000.01 < Balance <=  50,000.00              117          5,550,250                 8.13
 $50,000.01 < Balance <=  55,000.00               90          4,697,756                 6.88
 $55,000.01 < Balance <=  60,000.00               66          3,776,206                 5.53
 $60,000.01 < Balance <=  65,000.00               53          3,275,130                 4.80
 $65,000.01 < Balance <=  70,000.00               34          2,285,687                 3.35
 $70,000.01 < Balance <=  75,000.00               17          1,222,829                 1.79
 $75,000.01 < Balance <=  80,000.00                8            625,560                 0.92
 $80,000.01 < Balance <=  85,000.00                8            658,053                 0.96
 $85,000.01 < Balance <=  90,000.00                5            434,598                 0.64
 $90,000.01 < Balance <=  95,000.00                2            184,163                 0.27
 $95,000.01 < Balance <= 100,000.00                1             97,376                 0.14
$100,000.01 < Balance <= 105,000.00                1            102,751                 0.15
____________________________________________________________________________________________________
Total...                                       2,141        $68,269,357               100.00%
====================================================================================================

      Distribution of Original Loan-to-Value Ratios - Group II Contracts


									         Percentage of
                                            Number of        Aggregate             Contracts
        Original                            Contracts    Principal Balance       by Outstanding
      Loan-To-Value                           As of          Outstanding         Principal Balance
          Ratio                            Cut-off Date  As of Cut-off Date     As of Cut-off Date
Less than 61%                                     79          2,266,711                  3.32
From  61.000% to  65.999%                         49          1,695,238                  2.48
From  66.000% to  70.999%                         64          2,082,346                  3.05
From  71.000% to  75.999%                         96          3,412,452                  5.00
From  76.000% to  80.999%                        168          5,730,114                  8.39
From  81.000% to  85.999%                        249          8,647,787                 12.67
From  86.000% to  90.999%                        583         19,569,788                 28.67
From  91.000% to  99.999%                        743         23,895,476                 35.00
From 100.000% to 105.000%                        110            969,445                  1.42
_________________________________________________________________________________________________
Total....................                      2,141        $68,269,357                100.00%
=================================================================================================


    THIS  PAGE MUST BE ACCOMPANIED  BY A DISCLAIMER.  IF  YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE  CONTACT YOUR PRUDENTIAL  SECURITIES   INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.




               Cut-off Date Contract Rates - Group II Contracts


								     		  Percentage of
                                            Number of        Aggregate              Contracts
                                            Contracts    Principal Balance        by Outstanding
     Ranges of Contracts by                   As of          Outstanding         Principal Balance
         Contract Rate                     Cut-off Date  As of Cut-off Date     As of Cut-off Date
 7.001% < Gross Coupon <=  8.00%                   1             58,902                   0.09
 8.001% < Gross Coupon <=  9.00%                  37          1,798,178                   2.63
 9.001% < Gross Coupon <= 10.00%                 489         20,020,006                  29.33
10.001% < Gross Coupon <= 11.00%                 601         20,026,860                  29.34
11.001% < Gross Coupon <= 12.00%                 615         17,570,062                  25.74
12.001% < Gross Coupon <= 13.00%                 233          5,773,917                   8.46
13.001% < Gross Coupon <= 14.00%                 136          2,403,425                   3.52
14.001% < Gross Coupon <= 15.00%                  23            484,113                   0.71
15.001% < Gross Coupon <= 16.00%                   3             52,278                   0.08
16.001% < Gross Coupon <= 17.00%                   2             54,161                   0.08
17.001% < Gross Coupon <= 18.00%                   1             27,456                   0.04
____________________________________________________________________________________________________
Total.....                                     2,141        $68,269,357                 100.00%
====================================================================================================


              Remaining Months to Maturity - Group II Contracts

								                  Percentage of
                                            Number of        Aggregate              Contracts
                                            Contracts    Principal Balance        by Outstanding
    Months Remaining                          As of          Outstanding         Principal Balance
   As of Cut-off Date                      Cut-off Date  As of Cut-off Date     As of Cut-off Date
  20 < Rem Term <=  72                           208          2,072,174                   3.04
  73 < Rem Term <=  84                            82          1,345,778                   1.97
  85 < Rem Term <= 120                           193          3,909,730                   5.73
 121 < Rem Term <= 156                           302          7,992,753                  11.71
 157 < Rem Term <= 180                           319          9,883,486                  14.48
 181 < Rem Term <= 240                           763         28,496,931                  41.74
 241 < Rem Term <= 299                           259         13,750,898                  20.14
 300 < Rem Term <= 360                            14            793,793                   1.16
      Rem Term   = 390                             1             23,815                   0.03
____________________________________________________________________________________________________
Total.....                                     2,141        $68,269,357                 100.00%
====================================================================================================

              Distribution of Lifetime Cap - Group II Contracts

								     		   Percentage of
                                            Number of        Aggregate              Contracts
                                            Contracts    Principal Balance        by Outstanding
                                              As of          Outstanding         Principal Balance
        Lifetime Cap                       Cut-off Date  As of Cut-off Date     As of Cut-off Date
CAPLESS                                          147          1,367,848                   2.00
13.500 < LIFE CAP <= 13.999                        7            288,810                   0.42
14.000 < LIFE CAP <= 14.499                       20            800,241                   1.17
14.500 < LIFE CAP <= 14.999                       93          3,693,104                   5.41
15.000 < LIFE CAP <= 15.499                      198          7,936,709                  11.63
15.500 < LIFE CAP <= 15.999                      354         14,601,100                  21.39
16.000 < LIFE CAP <= 16.499                      306         10,692,116                  15.66
16.500 < LIFE CAP <= 16.999                      230          8,636,663                  12.65
17.000 < LIFE CAP <= 17.499                      281          8,329,710                  12.20
17.500 < LIFE CAP <= 17.999                      208          5,241,371                   7.68
18.000 < LIFE CAP <= 18.499                       91          2,227,530                   3.26
18.500 < LIFE CAP <= 18.999                      100          2,382,532                   3.49
19.000 < LIFE CAP <= 19.499                       56          1,035,213                   1.52
19.500 < LIFE CAP <= 19.999                       29            563,486                   0.83
20.000 < LIFE CAP <= 20.499                       14            312,033                   0.46
20.500 < LIFE CAP <= 20.999                        1             26,996                   0.04
21.000 < LIFE CAP <= 21.499                        2             34,310                   0.05
21.500 < LIFE CAP <= 21.999                        1             17,968                   0.03
22.000 < LIFE CAP <= 22.499                        1             22,315                   0.03
22.500 < LIFE CAP <= 22.999                        1             31,846                   0.05
23.000 < LIFE CAP <= 23.499                        1             27,456                   0.04
_________________________________________________________________________________________________
Total.................                         2,141        $68,269,357                 100.00%
=================================================================================================

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                   Distribution of Gross Margins - Group II


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
           Gross           Mortgage       Principal          Principal
           Margin            Loans         Balance            Balance

-2.999 < Margin <= -2.000        1          16,105.09           0.02
 1.001 < Margin <=  2.000        2          84,676.70           0.12
 2.001 < Margin <=  3.000       29       1,352,265.00           1.98
 3.001 < Margin <=  4.000      414      17,800,349.42          26.07
 4.001 < Margin <=  5.000      662      21,570,775.79          31.60
 5.001 < Margin <=  6.000      640      17,995,362.48          26.36
 6.001 < Margin <=  7.000      263       6,624,199.69           9.70
 7.001 < Margin <=  8.000       97       2,072,076.04           3.04
 8.001 < Margin <=  9.000       26         592,656.15           0.87
 9.001 < Margin <= 10.000        4          79,273.82           0.12
10.001 < Margin <= 11.000        1          22,314.99           0.03
11.001 < Margin <= 12.000        2          59,301.70           0.09
__________________________________________________________________________
Total.................       2,141    $     68,269,356.87     100.00%
==========================================================================


             DISTRIBUTION OF LIFETIME FLOOR  - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Lifetime         Mortgage       Principal          Principal
           Floor             Loans         Balance            Balance

-2.999 < Life Floor <= -2.0      1          16,105.09           0.02
 1.001 < Life Floor <=  2.0      2          84,676.70           0.12
 2.001 < Life Floor <=  3.0     29       1,352,265.00           1.98
 3.001 < Life Floor <=  4.0    414      17,800,349.42          26.07
 4.001 < Life Floor <=  5.0    662      21,570,775.79          31.60
 5.001 < Life Floor <=  6.0    640      17,995,362.48          26.36
 6.001 < Life Floor <=  7.0    263       6,624,199.69           9.70
 7.001 < Life Floor <=  8.0     97       2,072,076.04           3.04
 8.001 < Life Floor <=  9.0     26         592,656.15           0.87
 9.001 < Life Floor <= 10.0      4          79,273.82           0.12
10.001 < Life Floor <= 11.0      1          22,314.99           0.03
11.001 < Life Floor <= 12.0      2          59,301.70           0.09
__________________________________________________________________________
Total.................       2,141    $ 68,269,356.87         100.00%
==========================================================================


             Distribution of Next Contract Rate Change - Group II

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   03/01/98             29        $300,391.95            00.44
   04/01/98             28        $323,267.04            00.47
   05/01/98             19        $176,697.69            00.26
   06/01/98             20        $206,338.36            00.30
   07/01/98             30        $472,666.60            00.69
   08/01/98              5        $130,002.39            00.19
   09/01/98              5        $120,443.83            00.18
   10/01/98             48      $1,448,165.47            02.12
   11/01/98            541     $18,091,163.77            26.50
   12/01/98            674     $23,271,576.62            34.09
   01/01/99            468     $15,003,258.46            21.98
   02/01/99            221      $6,831,862.23            10.01
   03/01/99             51      $1,848,929.12            02.71
   04/01/99              2         $44,593.34            00.07
__________________________________________________________________________
Total........         2141     $68,269,356.87           100.00%
==========================================================================


                 THIS PAGE MUST  BE ACCOMPANIED BY A DISCLAIMER.   IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                   Distribution of Periodic Cap - Group II


								   		Percentage of
                                                             Aggregate            Contracts
                                       Number of      Principal Balance        by Outstanding
                                       Contracts          Outstanding          Principal Balance
Periodic Cap                    As of Cut-off Date   As of Cut-off Date       As of Cut-off Date
  1.000                                    929             31,526,955.71              46.18
  2.000                                   1064             35,348,686.32              51.78
 No Lifetime Cap                           148              1,393,714.84               2.04
____________________________________________________________________________________________________
Total.................                    2141           $ 68,269,356.87             100.00%
====================================================================================================


                           ARM TYPE
_________________________________________________________________________
                                                            Percentage of
                                           Aggregate        Cut-Off Date
                         Number of          Unpaid            Aggregate
                         Mortgage          Principal          Principal
Type of Loan               Loans            Balance            Balance

1YR CMT                       97              796,702.21         1.17
3YR CMT                        1               25,866.54         0.04
5YR CMT Annual Reset        1974           66,646,567.10        97.62
5YR CMT Semi-annual Reset     19              229,074.93         0.34
Prime                         50              571,146.09         0.84
_______________________________________________________________________
Total..........             2141         $ 68,269,356.87       100.00%
=======================================================================




                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.